SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): FEBRUARY 15, 1997

                                OASIS OIL CORPORATION
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

             0-5833                                       94-1713830
   (Commission File Number)                      (IRS Employer Identification
                                                            Number)

      1800 ST. JAMES PLACE, SUITE 101, HOUSTON, TEXAS      77056
         (Address of principal executive offices)        (Zip Code)


Registrant's Telephone number, including area code:    713-627-8875

VIDA MEDICAL SYSTEMS, INC   350 CAMBRIDGE AVENUE, SUITE 150,
PALO ALTO, CA  94306
      (Former name or former address, if changed since last report)
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Item 1            Changes in Control of Registrant

                  Inapplicable

Item 2            Acquisition or Disposition of Assets

                  Inapplicable

Item 3            Bankruptcy or Receivership

                  Inapplicable

Item 4            Changes in Registrant's Certifying Accountant

                  The Company has engaged BDO Seidman, LLP as its independent accountants as of February 15, 1997. BDO Seidman, LLP will be conducting an audit of Oasis Oil Corporation for the period of March 1995 through December 1996.

Item 5            Other Events

                  Inapplicable

Item 6            Resignations of Registrant's Directors

                  Inapplicable

Item 7            Financial Statements and Exhibits

                  Inapplicable

Item 8            Change in Fiscal Year

                  Inapplicable

                                  SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      As of Febuary 15, 1997              OASIS OIL CORPORATION

                                          By      /S/   C. A. BEANE
                                                C. A. Beane, President